SECURITY AGREEMENT

         This Security Agreement ("AGREEMENT") is dated as of the 30th day of August, 1999 and is executed by AMERICAN RECRUITMENT CONFERENCES, INC., a California corporation and WORKSEEK.com, a California corporation, (jointly referred to herein as "Debtor"), in favor of SUNBURST ACQUISITIONS III, INC., and or assigns ("Secured Party").

         1. For valuable consideration, and to secure the payment and performance of the obligations hereinafter described, Debtor hereby assigns to Secured Party, and grants to Secured Party, pursuant to Division 9 of the Uniform Commercial Code as adopted in California, a security interest in the properties and assets of American Recruitment Conferences, Inc. as listed in Exhibit A attached hereto, referred to herein as "Collateral".

         2. This Agreement and the security interest created hereby are given for the purpose of securing: (a) payment of the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, in the principal amount of One Million Four Hundred Thousand ($1,400,000), executed by Debtor to the order of Secured Party; (b) performance of each agreement of Debtor herein contained; (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including but not limited to amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligations secured hereby.

         3. Debtor represents, warrants and agrees that: (a) Debtor has full title to the Collateral free from any liens, leases, encumbrances, defenses or other claims; (b) the security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest; (c) no financing statement covering the Collateral, or any part thereof, is on file in any public office, except in favor of Secured Party; (d) Debtor will execute all documents (including financing statements) and take such other action as Secured Party deems necessary to create and perfect a security interest in the Collateral; (e) Debtor will, at its sole cost and expense, defend any claims that may be made against the Collateral; (f) the Collateral shall be kept at, upon or about the Property or at Debtor's address set forth herein, and Debtor will not, without Secured Party's prior written consent, part with possession of, transfer, sell, lease, encumber, conceal or otherwise dispose of the Collateral or any interest therein other than in the ordinary course of business;; (g) the Collateral will be maintained in good condition and repair, and will not be used in violation of any applicable laws, rules or regulations;
(h) Debtor will pay and discharge all taxes and liens on the Collateral prior to delinquency; (i) Debtor will maintain insurance on the Collateral to the same extent, and in the same amounts as in effect on the date hereof; (j) Debtor will permit Secured Party to inspect the Collateral and Debtor's books and records pertaining thereto at any time; and (k) the Collateral will at all times remain personal property.

         4. In the event that Debtor shall fail to perform any obligation hereunder, Secured Party may, but shall not be obligated to perform the same, and the cost thereof shall be

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payable by Debtor to Secured Party immediately and without demand, shall bear interest at the highest rate then in effect under the Note, and shall be secured hereby.

         5. There shall be a "DEFAULT" or "EVENT OF DEFAULT" hereunder upon the occurrence of any of the following events: (a) default in the payment or performance of any obligations secured hereby or contained herein; or (b) breach of any representations or warranty contained herein.

         6. Upon the occurrence of any default or event of default hereunder, all obligations secured hereby shall, at Secured Party's option, immediately become due and payable without notice or demand, and Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Secured Party may have under law, all rights and remedies of a secured party under the Uniform Commercial Code and in addition the following rights and remedies, all of which may be exercised with or without further notice to Debtor: (a)to settle, compromise or release on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral; (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral; (c) to extend the time of payment, make allowances and adjustments and issue credits in Secured Party's name or in the name of Debtor; (d) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; (e) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing any Collateral; (f) to remove from any premises where any Collateral may be located, the Collateral and any and all documents, instruments, computer hardware and software, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at Debtor's cost and expense, use the supplies and space of Debtor at any or all of its places of business as may be necessary or appropriate to properly administer and control the Collateral or the handling of collections and realizations thereon; (g) to receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and (h) to sell, assign, lease, or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party, all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Debtor irrevocably appoints Secured Party its true and lawful attorney in fact, which appointment is coupled with an interest, for purposes of accomplishing any of the foregoing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all obligations and indebtedness secured hereby. Such proceeds shall be applied to particular obligations and indebtedness, or against principal or interest, in Secured Party's absolute discretion. Debtor will, at Secured Party's request, assemble all Collateral and make it available to Secured Party at such place or places as Secured Party may designate which are reasonably convenient to both parties, whether at the premises of Debtor or elsewhere, and will make available to Secured Party all premises and facilities of Debtor for the purpose of


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


Secured Party's taking possession of the Collateral or removing or putting the Collateral in salable form. Debtor agrees to pay all costs and expenses incurred by Secured Party in the enforcement of this Agreement, including without limitation reasonable attorney's fees, whether or not suit is filed hereon.

         7. This Agreement may not be altered or amended except with the written consent of each of the parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, assigns and successors. The term "Secured Party" shall mean the holder and owner, including any pledgee or assignee, of the Note or other obligations secured hereby whether or not named as the Secured Party herein. All of Secured Party's rights and remedies hereunder are cumulative and not exclusive, and are in addition to all rights and remedies provided by law or under any other agreement between Debtor and Secured Party, or otherwise. Where the context permits, the plural term shall include the singular, and vice versa. Where more than one person, partnership, corporation or other entity executes this Agreement as Debtor, their liability hereunder shall be joint and several. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Notice of acceptance hereof by Secured Party is hereby waived by Debtor.

         8. This Agreement shall be construed under the laws of the State of California and the parties agree that the exclusive jurisdiction for any litigation arising from this Agreement shall be in Los Angeles, California. The prevailing party in any such litigation shall be entitled to recover its attorneys fees.


                                "Debtor":

                                AMERICAN RECRUITMENT CONFERENCES,
                                INC., a California corporation


                                By:  S/  DEREK E. LUDWIG
                                    Derek E. Ludwig
                                    President


                                WORKSEEK.com, a California corporation


                                By:  /S/ DEREK E. LUDWIG



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



                         EXHIBIT A TO SECURITY AGREEMENT
                          AND UCC-1 FINANCING STATEMENT

AMERICAN RECRUITMENT CONFERENCES, INC. - DEBTOR

         All of Debtor's right, title and interest in all of the following collateral, whether presently existing or hereafter acquired or arising, and wherever located:

                           1. Accounts;

                           2. Equipment;

                           3. General Intangibles;

                           4. Inventory;

                           5. Negotiable Collateral;

                           6. any money, deposit accounts or other assets of
Debtor in which Secured Party receives a security interest or which hereafter come into the possession, custody or control of Secured Party; and

                           7. the proceeds of any of the foregoing, including,
but not limited to, proceeds of insurance covering the collateral, or any portion thereof, and any and all Accounts, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts or other tangible and intangible property resulting from the sale or other disposition of the collateral, or any portion thereof or interest therein, and the proceeds thereof.

         As used herein:

         The term "Accounts" means and includes all presently existing and hereafter arising accounts, contract rights, instruments, notes, drafts, documents, chattel paper and all other forms of obligations owing to Debtor arising out of the sale or lease of goods or the rendition of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties and other security therefor, as well as all merchandise returned to or reclaimed by Debtor, and Debtor's Books (except minute books) relating to any of the foregoing, except for Debtor's accounts receivable that have been previously pledged, sold or otherwise encumbered.

         The term "Debtor's Books" means and includes all of Debtor's books and records including, but not limited to: records indicating, summarizing or evidencing Debtor's assets, liabilities, and the Accounts; all information relating to Debtor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, and other computer prepared information and the equipment containing such information.

         The term "Equipment" means and includes all of Debtor's machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, motor vehicles, tools, parts, dies, jigs, goods, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, wherever located.

         The term "General Intangibles" means and includes all of Debtor's general intangibles and all other presently owned or hereafter acquired intangible personal property of Debtor (including, without limitation, any and all agreements, rights under agreements, licenses, permits, chooses or things in action, goodwill, patents, copyrights, trade names, service marks, trademarks, all applications for any patents, copyrights, trade names, service marks, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts, tax refunds and tax refund claims internet websites, domain names, URL registrations, database of users of the website, webpage designs and software necessary to operate such website) other than goods and Accounts, as well as Debtor's Books relating to any of the foregoing.

         The term "Inventory" means and includes all of Debtor's inventory in which Debtor has any interest, including, but not limited to, goods held for sale or lease or to be furnished under a contract of service and all of Debtor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

         The term "Negotiable Collateral" means and includes all of Debtor's present and future letters of credit, advises of credit, notes, drafts, instruments, documents, leases, and chattel paper, and Debtor's Books relating to any of the foregoing.

                                 PROMISSORY NOTE

$1,400,000                                                      August 30, 1999


         For value received, AMERICAN RECRUITMENT CONFERENCES, INC., a California corporation and WORKSEEK.com, a California corporation (jointly referred to herein as "DEBTOR"), promises and agrees to pay to the order of Sunburst Acquisitions III, Inc. or assigns ("LENDER"), in lawful money of the United States of America, the principal sum of $1,400,000 with interest on the principal sum owing thereunder at the rate of 10% per annum, all amounts payable and due on January 23, 2000.

         Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at 4807 South Zang Way, Morrison, Colorado 80465. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

         Debtor expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of an without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         This Note evidences all advances made, interest due and all amounts otherwise owed to Lender. This Note may be prepaid in whole or in part at any time without penalty.

         This Note is secured by the Security Agreement (Exhibit A to Promissory
Note).

         This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of California and of the United States of America.

         Should Debtor not make any payments of principal or interest when due, Lender may proceed to enforce its legal remedies and shall be entitled to collect its attorneys' fees in connection with any demands, litigation, or other process as necessary for collection hereunder. Any litigation involving this Note or the related Security Agreement shall be conducted in the courts located solely in Los Angeles, California and all parties consent to jurisdiction therein.

         This Note shall be construed under the laws of the State of California and the parties agree that the exclusive jurisdiction for any litigation arising from this Note shall be in Los

Angeles, California. The prevailing party in any such litigation shall be entitled to recover its attorneys fees.

                                  DEBTOR:

                                  AMERICAN RECRUITMENT CONFERENCES, INC.

                                  By: /S/  DEREK E. LUDWIG
                                      Derek E. Ludwig
                                      President


                                  WORKSEEK.COM


                                  By: /S/ DEREK E. LUDWIG













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